UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 29, 2021

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean	Virginia	22102
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	GTT	The New York Stock Exchange
Series A Junior Participating Cumulative Preferred Stock Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Priming Facility Credit Agreement

As previously disclosed, on December 28, 2020, GTT Communications, Inc. (the “Company”) entered into that certain Priming Facility Credit Agreement (the “Priming Facility Credit Agreement”), among the Company, GTT Communications B.V. (“GTT B.V.”), the lenders party thereto and Delaware Trust Company, as administrative agent and collateral agent (the “PTL Agent”). The Priming Facility Credit Agreement provides for a priming term loan facility consisting of initial and delayed draw term loans in a principal amount of up to $275,000,000 (the “New Term Loan Facility”).

On March 29, 2021, the Company, GTT B.V., the lenders party thereto (the “Consenting PTL Lenders”) and the PTL Agent entered into that certain Second Amendment to Priming Facility Credit Agreement (the “PTL Amendment”). The PTL Amendment, among other things, extends the deadline to deliver the Company’s audited consolidated financial statements under the Priming Facility Credit Agreement for the fiscal year ended December 31, 2020 to April 15, 2021 (the “Expiration Date”). The Company also paid fees and expenses of certain advisors to the Consenting PTL Lenders and the PTL Agent in connection with the entry into the PTL Amendment.

The foregoing description of the PTL Amendment is not complete and is qualified in its entirety by the terms and provisions of the PTL Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Second Notes Forbearance Agreement

As previously disclosed, on December 28, 2020, the Company and the guarantors (the “Guarantors”) under that certain Indenture, dated as of December 22, 2016 (as amended, supplemented or otherwise modified, the “Indenture”), by and between the Company, as successor by merger to GTT Escrow Corporation, and Wilmington Trust, National Association, as Trustee (the “Trustee”), entered into a Noteholder Forbearance Agreement (the “Second Notes Forbearance Agreement”) with certain beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) (the “Forbearing Noteholders”) of a majority of the outstanding aggregate principal amount of the Company’s outstanding 7.875% Senior Notes due 2024 (the “Notes”). Pursuant to the Second Notes Forbearance Agreement, the Forbearing Noteholders agreed to, among other provisions, forbear from exercising any and all rights and remedies under the Indenture, the Notes and applicable law, including not directing the Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of, (i) the Company’s failure to timely file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 (the “Q2 Form 10-Q”) and September 30, 2020 (the “Q3 Form 10-Q”) and (ii) the occurrence and continuance of the “Lender Specified Defaults” as defined in the Second Credit Facilities Forbearance Agreement (as defined below), in each case until the earlier of (a) 5:00 p.m., New York City time, on March 31, 2021 and (b) the receipt of notice from the Forbearing Noteholders regarding their intent to terminate the applicable Forbearance Agreement upon the occurrence of certain specified forbearance defaults, as further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2020. The Second Notes Forbearance Agreement may be amended with the consent of Forbearing Noteholders holding more than 66.7% of the aggregate principal amount of the Notes held by all Forbearing Noteholders, provided that at least two of such consenting Forbearing Noteholders are unaffiliated (the “Requisite Forbearing Noteholders”).

On March 29, 2021, the Company and the Guarantors entered into that certain First Amendment to Noteholder Forbearance Agreement (the “Second Notes Forbearance Agreement Amendment”) with the Requisite Forbearing Noteholders. The Second Notes Forbearance Agreement Amendment, among other things, (i) provides that in addition to the matters originally subject to forbearance in the Second Notes Forbearance Agreement, the Forbearing Noteholders will forbear from exercising any and all rights and remedies under the Indenture, the Notes and applicable law, including not directing the Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of, the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”), (ii) amends the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on the Expiration Date and (iii) replaces the forbearance default with respect to the end of the forbearance period under the

Second Credit Facilities Forbearance Agreement (as defined below) with a forbearance default with respect to the end of the forbearance period under the Third Credit Facilities Forbearance Agreement (as defined below). The Company also paid fees and expenses of counsel to the Forbearing Noteholders in connection with the entry into the Second Notes Forbearance Agreement Amendment.

The foregoing description of the Second Notes Forbearance Agreement Amendment is not complete and is qualified in its entirety by the terms and provisions of the Second Notes Forbearance Agreement Amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Third Credit Facilities Forbearance Agreement

As previously disclosed, on December 28, 2020, the Company and GTT B.V. entered into an Amendment No. 4 to Credit Agreement and Consent (the “Amendment No. 4 and Consent”) to that certain Credit Agreement, dated as of May 31, 2018, by and among the Company and GTT B.V., as borrowers, KeyBank National Association, as administrative agent and letter of credit issuer (the “Agent”), and the lenders and other financial institutions party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), with the other credit parties party thereto, the lenders party thereto (the “Amendment No. 4. Consenting Lenders”) holding (1) a majority of the outstanding loans and revolving commitments under the Credit Agreement (“Required Lenders”) and (2) a majority of the revolving commitments under the Credit Agreement (“Required Revolving Lenders”) and the Agent. The Amendment No. 4 and Consent, among other things, provided that the Amendment No. 4 Consenting Lenders consented to the terms of a new Lender Forbearance Agreement (the “Second Credit Facilities Forbearance Agreement”). Pursuant to the Second Credit Facilities Forbearance Agreement, the Amendment No. 4 Consenting Lenders agreed to, among other things, forbear from exercising any and all rights and remedies under the Loan Documents (as defined in the Credit Agreement) and applicable law, including not directing the Agent to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of, (i) the Company’s failure to timely file the Q2 Form 10-Q and the Q3 Form 10-Q, (ii) any amendment, supplement, modification, restatement and/or withdrawal or public statement of non-reliance on (A) any audit opinion related to historical consolidated financial statements or (B) historical consolidated financial statements and (iii) the occurrence and continuance of the “Noteholder Specified Defaults” as defined in the Second Notes Forbearance Agreement (clauses (i) through (iii), collectively, the “Prior Lender Forbearance Events”).

On March 29, 2021, the Company, GTT B.V. and the other credit parties party thereto entered into that certain Third Lender Forbearance Agreement and Amendment No. 5 to Credit Agreement (the “Third Credit Facilities Forbearance Agreement”) with lenders constituting Required Lenders and Required Revolving Lenders, certain hedge providers to the Company (the “Secured Hedge Providers” and collectively with the lenders party to the Third Credit Facilities Forbearance Agreement, the “Consenting Lenders”)) and the Agent.

Pursuant to the Third Credit Facilities Forbearance Agreement, the Consenting Lenders have agreed to, among other things, forbear from exercising any and all rights and remedies under the Loan Documents (as defined in the Credit Agreement), any secured hedge agreement with the Secured Hedge Providers (the “Secured Hedge Agreements”) and applicable law (as applicable), including not directing the Agent to take any such action with respect to certain defaults and events of default under the Credit Agreement and certain events of default under any Secured Hedge Agreement (as applicable) that have occurred, or that may occur as a result of, (i) the Prior Lender Forbearance Events and (ii) the Company’s failure to timely file the 2020 Form 10-K.

The forbearance period under the Third Credit Facilities Forbearance Agreement ends on the earlier of 5:00 p.m., New York City time, on the Expiration Date and the receipt of notice regarding intent to terminate the Third Credit Facilities Forbearance Agreement from Consenting Lenders upon the occurrence of any of the specified forbearance defaults described therein. The forbearance defaults include, without limitation, (i) the occurrence of any event of default under the Credit Agreement other than any of the specified defaults in the Third Credit Facilities Forbearance Agreement; (ii) amendments to the Indenture or the Notes that require the payment of additional interest and/or compensation to the holders of Notes or amendments to prepayment provisions of the Indenture or Notes that are adverse to the Consenting Lenders; (iii) the Company or its subsidiaries (w) incurring indebtedness for borrowed money or providing certain guarantees of indebtedness, subject to certain exceptions, (x) allowing a non-U.S. subsidiary to provide a guarantee of the Notes, (y) transferring assets or equity interests of credit parties under the Credit Agreement to non-credit parties, outside of the ordinary course of business, unless such transaction is necessary to consummate the internal reorganization and/or the disposition of all or any portion of the Company’s infrastructure business in accordance with the terms of that certain Sale and Purchase Agreement, dated as of October 16, 2020, among the Company, its subsidiaries GTT Holdings Limited, Global Telecom and Technology Holdings Ireland Limited, Hibernia NGS Limited and GTT Americas, LLC (collectively, the “Sellers”), and Cube Telecom Europe Bidco Limited (the “Buyer”), as amended by the Project Apollo – KPMG VDD Reports Deadline Extension Letter dated as of February 15, 2021 (as amended, the “Infrastructure SPA”) or a replacement infrastructure sale agreement that is reasonably satisfactory to Required Lenders, or (z) granting liens to secure the Notes; (iv) breaches of the Third Credit Facilities Forbearance Agreement by the Company; (v) the end of the forbearance period under the Second Notes Forbearance Agreement; (vi) 60 days after the termination of the Infrastructure SPA unless a replacement infrastructure sale agreement that is reasonably acceptable to the Required Lenders and Required Revolving Lenders is effective within 45 days of such termination; or (vii) the occurrence of the maturity date under the New Term Loan Facility. The Third Credit Facilities Forbearance Agreement also provides that the Company shall not enter into any amendment, restatement, supplement, waiver or modification to the Credit Agreement or any other Loan Document that directly or indirectly adversely impacts any holder of revolving commitments under the Credit Agreement without the prior written consent of holders of 66 2/3% of such revolving commitments, subject to certain exceptions in relation to the corporate reorganization (the “Reorganization”) contemplated in connection with the pending infrastructure sale transaction announced by the Company on October 16, 2020 (the “Sale Transaction”) under the Infrastructure SPA. The Company also paid fees and expenses of counsels to the Agent and certain of the Consenting Lenders in connection with the entry into the Third Credit Facilities Forbearance Agreement.

The foregoing description of the Third Credit Facilities Forbearance Agreement is not complete and is qualified in its entirety by the terms and provisions of the Third Credit Facilities Forbearance Agreement, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As reported by the Company in its prior filings with the SEC, the Company was unable to file on a timely basis the Q2 Form 10-Q, the Q3 Form 10-Q and the 2020 Form 10-K. In addition, as further described in the Company’s Current Report on Form 8-K filed on December 22, 2020 (the “Non-Reliance Form 8-K”), in connection with the Company’s previously disclosed review of certain accounting issues (the “Review”), the Company’s board of directors concluded that the Company’s previously issued consolidated financial statements for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018 and the quarter ended March 31, 2020 (the “Non-Reliance Periods”) and certain related disclosures should no longer be relied upon. The Company is preparing restated financial statements relating to the Non-Reliance Periods (the “Restated Financial Statements”), which Restated Financial Statements will be needed to produce the Q2 Form 10-Q, the Q3 Form 10-Q and the 2020 Form 10-K.

The Company does not expect to be able to file the Q2 Form 10-Q, the Q3 Form 10-Q or the 2020 Form 10-K by the Expiration Date, and the Company is unable to predict a specific filing date for the Q2 Form 10-Q, the Q3 Form 10-Q or the 2020 Form 10-K at this time. The Company intends to work diligently to file the Restated Financial Statements, the Q2 Form 10-Q, the Q3 Form 10-Q and the 2020 Form 10-K as soon as possible.

This Item 7.01 is being furnished and shall not be deemed “filed” for any purpose. This Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this Item 7.01 in such filing.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the possibility of debt instruments being declared immediately due and payable, the Review, the anticipated timing of filing the

Restated Financial Statements, the Q2 Form 10-Q, the Q-3 Form 10-Q and the 2020 Form 10-K constitute forward-looking statements that are based on the Company’s current expectations.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: (i) the Company may fail to satisfy certain covenants relating to financial statement delivery obligations and representations regarding the Company’s financial statements contained in its financing agreements without obtaining an amendment and/or waiver thereof, which may result in (A) events of default under the Indenture, the Credit Agreement and the Priming Facility Credit Agreement, (B) if the Company is unable to obtain further agreements from creditors with respect to forbearing from exercising remedies, the acceleration of the Notes and the Company’s obligations under the Credit Agreement and the Priming Facility Credit Agreement and (C) the Company being unable to satisfy its obligations thereunder; (ii) the Company has announced that its previously issued financial statements for the Non-Reliance Periods and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Company’s ongoing Review; (iii) the completion of the Review and the completion and filing of the Restated Financial Statements, the Q2 Form 10-Q, the Q-3 Form 10-Q, or the 2020 Form 10-K and any subsequent delayed periodic SEC filings may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; (iv) the Company may be unable to regain compliance with the New York Stock Exchange (the “NYSE”) continued listing requirements relating to the timely filing of its periodic filings by no later than August 17, 2021, which would result in the NYSE initiating suspension and delisting procedures; (v) the conditions to access funding under the Priming Facility Credit Agreement may not be satisfied and the Company may be unable to access such funding, and existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; (vi) the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; (vii) the Company could be subject to cyber-attacks and other security breaches; (viii) the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; (ix) the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; (x) the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; (xi) the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; (xii) the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; (xiii) the Company may be liable for the material that content providers distribute over its network; (xiv) the Company has generated net losses historically and may continue to do so; (xv) the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; (xvi) the Company may be unable to retain or hire key employees; (xvii) the Company recently announced management changes; (xviii) the Company is subject to risks relating to the international operations of its business; (xix) the Company may be affected by future increased levels of taxation; (xx) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; (xxi) the Buyer may exercise its termination right related to the updated vendor due diligence reports that were prepared by KPMG in connection with the Sale Transaction the under the Infrastructure SPA; (xxii) the Sellers and the Buyer may be unable to obtain the necessary approvals for the Sale Transaction or the Reorganization from governmental authorities in a timely manner, on terms acceptable to the Sellers and the Buyer, or at all; (xxiii) the Company may be unable to obtain from the lenders or the holders of Notes the further forbearances, waivers, consents, releases or other agreements that may be necessary to prevent a default under the Credit Agreement, the Priming Facility Credit Agreement or the Indenture that may be necessary to satisfy the conditions to the closing of the Sale Transaction, either on terms acceptable to the Company or at all, in which case the Infrastructure SPA would terminate unless the Buyer provides a waiver; (xxiv) the Company may not be able to obtain the consent of certain parties to contracts with the Sellers and their subsidiaries that will be necessary to fully implement the Sale Transaction or the Reorganization, on terms acceptable to the Company or at all; (xxv) the Buyer may be unable to obtain financing sufficient to enable it to consummate the Sale Transaction as required at the closing under the Infrastructure SPA; (xxvi) the potential failure to satisfy other closing conditions under the Infrastructure SPA which may result in the Sale Transaction not being consummated; (xxvii) the potential failure of the Company to realize anticipated benefits of the Sale Transaction; (xxviii) risks from relying on the Buyer for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by the Infrastructure SPA; (xxix) the potential impact of announcement or consummation of the Reorganization and the Sale Transaction on relationships with third parties, including customers, employees and competitors; (xxx) the ability to attract new customers and retain existing customers in the manner anticipated; and (xxxi) the Company has announced that it expects to report material weaknesses in internal control over financial reporting and its internal control over financial reporting may have further weaknesses of which the Company is not currently aware or which have not been detected; such material weaknesses, among other things, could impact the Company’s ability to appropriately provide for the purchase price adjustment mechanisms in the Infrastructure SPA. The foregoing list of factors is not exhaustive. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov).

Item 9.01	Financial Statements and Exhibits
(d)      Exhibits
The following exhibit is filed as part of this report:

Number	Description

10.1
Second Amendment to Priming Facility Credit Agreement, dated as of March 29, 2021, among GTT Communications, Inc., GTT Communications B.V., the lenders party thereto and Delaware Trust Company, as administrative agent and collateral agent.

10.2	First Amendment to Noteholder Forbearance Agreement, dated as of March 29, 2021, by and among GTT Communications, Inc., the guarantors party thereto and each of the beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of Notes party thereto.

10.3
Third Lender Forbearance Agreement and Amendment No. 5 to Credit Agreement, dated as of March 29, 2021, among GTT Communications, Inc., GTT Communications B.V., each other Credit Party thereto, the Lenders party thereto, and KeyBank National Association, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 30, 2021

GTT Communications, Inc.

		By:	/s/ Donna Granato
Donna Granato
Interim Chief Financial Officer